POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE UNIFIED FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee and the President of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints LYNN E. WOOD and CAROL J. HIGHSMITH, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 1998.


                                        /s/ Timothy L. Ashburn
                                      TIMOTHY L. ASHBURN, Trustee and President


STATE OF KENTUCKY                           )
                                            )        ss:
COUNTY OF FAYETTE                           )

         Before me, a Notary Public, in and for said county and state, personally appeared TIMOTHY L. ASHBURN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this _____ day of January, 1998.



                                               Notary Public


                                              My commission expires:

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE UNIFIED FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
L. ASHBURN, LYNN E. WOOD and CAROL J. HIGHSMITH, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of January, 1998.


                                                  /s/ Daniel J. Condon
                                                   DANIEL J. CONDON, Trustee

STATE OF KENTUCKY                           )
                                            )        ss:
COUNTY OF Harrison                          )

         Before me, a Notary Public, in and for said county and state, personally appeared DANIEL J. CONDON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 12th day of January, 1998.


                                                  /s/ Layne V. McIlvain
                                                   Notary Public


                                               My commission expires: 8/13/01

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE UNIFIED FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
L. ASHBURN, LYNN E. WOOD and CAROL J. HIGHSMITH, and each of them, his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of January, 1998.


                                                  /s/ Philip L. Conover
                                                  PHILIP L. CONOVER, Trustee

STATE OF FLORIDA                            )
                                            )        ss:
COUNTY OF Sarasota                          )

         Before me, a Notary Public, in and for said county and state, personally appeared PHILIP L. CONOVER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 14th day of January, 1998.


                                                  /s/ Kristen Rhyne
                                                   Notary Public


                                                My commission expires: 2/16/01

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE UNIFIED FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOHTY
L. ASHBURN, LYNN E. WOOD and CAROL J. HIGHSMITH, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of January, 1998.


                                                  /s/ David E. LaBelle
                                                  DAVID E. LaBELLE, Trustee

STATE OF TEXAS                              )
                                            )        ss:
COUNTY OF Dallas                            )

         Before me, a Notary Public, in and for said county and state, personally appeared DAVID E. LaBELLE, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 28th day of January, 1998.


                                                  /s/ Jacqueline B. Wood
                                                Notary Public


                                               My commission expires: 10/29/98

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE UNIFIED FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOHTY
L. ASHBURN, LYNN E. WOOD and CAROL J. HIGHSMITH, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of January, 1998.


                                                  /s/ John Hinkel
                                                       JOHN HINKEL, Trustee

STATE OF KENTUCKY                           )
                                            )        ss:
COUNTY OF Fayette                           )

         Before me, a Notary Public, in and for said county and state, personally appeared JOHN HINKEL, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 26th day of January, 1998.


                                                  /s/  Sue Hughes
                                                Notary Public


                                               My commission expires: 3/29/00

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE UNIFIED FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOHTY
L. ASHBURN, LYNN E. WOOD and CAROL J. HIGHSMITH, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of January, 1998.


                                                  /s/ David Bottoms
                                                  DAVID BOTTOMS, Trustee

STATE OF FLORIDA                            )
                                            )        ss:
COUNTY OF PALM BEACH                        )

         Before me, a Notary Public, in and for said county and state, personally appeared DAVID BOTTOMS, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 27th day of January, 1998.


                                                  /s/ Rita M. Mahoney
                                                Notary Public


                                               My commission expires: 12/7/98